ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

SEMI-ANNUAL REPORT
DECEMBER 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

February 10, 1998

Dear Shareholder:

This semi-annual report contains investment results and market activity for the period ended December 31, 1997.

BOND MARKET REVIEW
The U.S. bond market posted solid returns in the second half of 1997. Early in the period, interest rates were relatively stable and investor demand for yield oriented securities, i.e., corporates and mortgage-backed securities (MBS), was high. In spite of strong U.S. economic growth, inflation remained almost non-existent, further increasing demand in the bond market. Toward year's end, the financial turmoil which began in Southeast Asia, spilled over into other global bond markets, including the U.S. The resulting "flight to quality" spurred a year-end rally in U.S. Treasury securities while negatively impacting returns in the corporate, mortgage and non-U.S. bond sectors.

Interest rates on most maturities fell dramatically over the past six months. The decreasing likelihood that the Federal Reserve would have to raise rates to slow economic growth, coupled with the year-end rally in the Treasury market, helped push interest rates to new lows. Overall, the 30-year Treasury bond, which was yielding 6.78% at the beginning of the period, fell to 5.92% at year end; 5-year note yields fell to 5.71% from 6.37%.

INVESTMENT RESULTS
The following table shows Alliance Bond Fund Corporate Bond Portfolio's investment results over the six and 12 month periods ended December 31, 1997. Also shown for comparison are the total returns for the U.S. bond market, represented by the unmanaged Lehman Brothers (LB) Aggregate Bond Index, and for the average of the Lipper universe of BBB-rated corporate bond funds. These funds have similar investment objectives to your Fund, although some funds included in the average may have somewhat different investment policies.

Over the six month period ended December 31, 1997, the return for your Fund's Class A shares trailed those of its benchmark and the Lipper universe. This underperformance can be traced to sluggish performance in the corporate and emerging market bond sectors. As events unfolded in Southeast Asia, many investors reduced their appetite for all types of credit risk. This risk aversion pushed down prices and produced wider yield spreads in the credit oriented markets. Your Fund's long term performance, however, remains ahead of its benchmark.

INVESTMENT RESULTS*
Period Ended December 31, 1997
                                                          TOTAL RETURNS
                                                      6 MONTHS      12 MONTHS
                                                     ---------      ---------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
    Class A                                             5.62%         11.78%
    Class B                                             5.28%         11.05%
    Class C                                             5.28%         11.05%

LEHMAN BROTHERS AGGREGATE BOND INDEX                    6.36%          9.65%

LIPPER CORPORATE DEBT FUNDS BBB-RATED AVERAGE           6.50%         10.08%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF DECEMBER 31, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. ALL RETURNS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   THE LEHMAN BROTHERS (LB) AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT REFLECT FEES AND EXPENSES. THE LIPPER CORPORATE DEBT FUNDS BBB-RATED AVERAGE FOR THE SIX AND 12 MONTH PERIODS ENDED DECEMBER 31, 1997 REFLECTS THE PERFORMANCE OF 111 AND 102 MUTUAL FUNDS, RESPECTIVELY. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX OR AVERAGE.

   ADDITIONAL INVESTMENT RESULTS CAN BE FOUND ON PAGE 3.


ECONOMIC REVIEW
The U.S. economy continued to be fundamentally strong and grew at a solid pace in the second half of 1997. Total growth, as measured by the Gross Domestic Product (GDP), was likely in the 3% range in the fourth quarter,


1



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

following third quarter's 3.1% pace. As it has all year, the labor market remained tight and fueled economic growth. The unemployment rate dropped to 4.7% in December and hovered near 20-year lows throughout most of the period. For the year, the U.S. economy created 3.2 million new jobs with over one million jobs added in the fourth quarter alone. Inflation remained remarkably absent for this late in an expansion. Through December, producer prices were down 1.2% from year earlier levels while consumer prices posted a modest 1.7% gain for the same period.

Developments in Southeast Asia roiled the world's financial markets. Economic problems which began in Thailand quickly spread to Malaysia, Indonesia, the Philippines and South Korea. In all these countries, fast growth, fueled by strong capital inflows, and overvalued currencies had combined to produce large external trade deficits, property and stock market bubbles and overextended banking systems. Immediate policy responses in the affected countries were often inadequate and/or poorly articulated. This resulted in additional volatility which spread to other markets in the region and created a ripple effect felt from Japan to the U.S. and Europe. In many cases, fundamental analysis temporarily took a back seat to market psychology.

In the U.S. bond market, corporate bonds, which had benefited from the stable interest rate environment and strong investor demand for most of the year, were negatively affected. Investors began selling emerging market debt, but the selling quickly spread to all forms of credit oriented debt as uncertainty over the magnitude of the fallout from Southeast Asia grew. The resulting widening of spreads in both domestic corporate bonds and emerging market bonds eroded returns in those sectors while pushing up returns in the U.S. Government bond sector as investors sought safety and liquidity. However, as appropriate policy responses are implemented in the affected countries, we are confident that economic fundamentals will eventually reassert themselves.

INVESTMENT OUTLOOK
Our outlook for the U.S. remains optimistic. We expect domestic growth to slow from its 1997 pace to a more sustainable 2.5% rate in 1998. The economic slowing in Southeast Asia will further temper U.S. growth in the upcoming year as exports to that region curtail. Meanwhile, the recent decline in interest rates should moderate the anticipated slowing and provide stimulus to the economy to ensure continued growth. The Federal Reserve is unlikely to raise interest rates in the short term in light of the likelihood of slowing growth and the desire to keep global liquidity at high levels. Until the repercussions of events in Southeast Asia are fully understood, we expect interest rate volatility to remain accentuated. In this environment, we expect returns in the domestic corporate bond sector to continue to be choppy. We will maintain emphasis in the portfolio on higher quality issues which are less susceptible to economic developments in Southeast Asia.

Outside of the U.S., global growth will be slower and inflation pressures will be reduced as Asia exports cheaper goods to the world and imports less from abroad. In the emerging markets, we expect volatility to remain heightened and liquidity to remain low. Although the direction of Asia's impact is clear, the full extent of the crisis has yet to be determined. At this juncture, stabilizing Korea is key and multinational efforts are clearly focused on this goal. We expect the U.S. Treasury market will continue to be perceived as a "safe haven" for investors until clear policy responses are outlined and there is a commitment to implementing them. As adjustments are made, we believe markets will stabilize and significant investment opportunities will be found in many bond markets around the world.

Thank you for your continued interest and investment in Alliance Bond Fund Corporate Bond Portfolio. We look forward to reporting the Fund's progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Wayne D. Lyski
Senior Vice President


2



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Alliance Bond Fund Corporate Bond Portfolio seeks primarily to maximize income over the long-term consistent with providing reasonable safety in the value of each shareholder's investment; secondarily, the Fund will seek capital appreciation. It invests primarily in a diversified portfolio of corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      11.78%          7.04%
Five Years                    12.48%         11.51%
Ten Years                     12.01%         11.53%
SEC Yield**                    6.83%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      11.05%          8.05%
Since Inception*              11.77%         11.77%
SEC Yield**                    6.43%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      11.05%         10.05%
Since Inception*               9.89%          9.89%
SEC Yield**                    6.44%


Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/8/93, Class B; 5/3/93, Class C.

**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
December 31, 1997.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS                                          (000)           VALUE
-------------------------------------------------------------------------
       CORPORATE DEBT OBLIGATIONS-68.9%
       BANKING-9.5%
BB     Dime Capital Trust I
         Series A
         9.33%, 5/06/27                         $36,075     $ 40,868,285
BBB-   FBOP Capital Trust I
         10.20%, 2/06/27 (a)(b)                  23,000       24,794,023
Baa3   Riggs Capital II
         8.875%, 3/15/27 (a)(c)                  45,500       49,526,750
                                                            -------------
                                                             115,189,058

       COMMUNICATIONS-3.8%
BBB-   TCI Communications, Inc.
         6.875%, 2/15/06                         32,000       32,122,336
         7.875%, 2/15/26                         12,720       13,690,625
                                                            -------------
                                                              45,812,961

       FINANCIAL-12.5%
BBB-   Advanta Capital Trust I
         8.99%, 12/17/26 (a)(b)                  12,000       12,300,468
BBB-   Conseco Finance Trust II
         8.70%, 11/15/26                         21,600       24,084,626
BBB-   Conseco Finance Trust III
         8.796%, 4/01/27                         20,000       22,700,000
Baa3   Northfork Capital Trust I
         8.70%, 12/15/26 (c)                     16,230       17,599,358
Baa3   Northfork Capital Trust II
         8.00%, 12/15/27 (c)                     20,000       20,450,000
BBB    Renaissance Capital Trust
         8.54%, 3/01/27 (a)                      19,470       20,722,505
BBB-   Selkirk Cogen Funding Corp. Series A
         8.98%, 6/26/12                          30,000       33,093,000
                                                            -------------
                                                             150,949,957

       INDUSTRIAL-12.7%
BB-    CSN Iron Brazil, SA
         9.125%, 6/01/07 (a)(b)                  42,500       36,729,775
A      Ford Motor Credit Co.
         7.50%, 8/01/26                          35,000       38,101,700
BBB    Raytheon Co.
         7.20%, 8/15/27                          30,000       31,104,150
BBB-   Time Warner, Inc.
         7.75%, 6/15/05                          45,000       47,820,330
                                                            -------------
                                                             153,755,955

       INSURANCE-13.7%
BBB+   Arkwright CSN Trust
         9.625%, 8/15/26 (a)                    $38,500       45,633,858
BBB-   Delphi Funding LLC
         Series A
         9.31%, 3/25/27                          25,000       26,995,225
Ca     Home Holdings, Inc.
         8.625%, 12/15/03 (b)(d)                 45,765       14,644,800
A+     Liberty Mutual Insurance
         7.697%, 10/15/97 (a)                    45,000       47,308,140
BBB    Mutual Life Insurance Co. of New York
         11.25%, 8/15/24 (a)(e)                  25,000       31,549,875
                                                            -------------
                                                             166,131,898

       PUBLIC UTILITIES-11.8%
BB+    CalEnergy Co., Inc.
         7.63%, 10/15/07                         40,000       40,714,440
BB+    Connecticut Light & Power Co. Series C
         7.75%, 6/01/02                          15,000       15,101,700
A+     Consolidated Edison
         Series 94-A
         7.125%, 2/15/29                         44,000       44,756,184
BB+    Niagara Mohawk Power Corp.
         7.75%, 5/15/06                          30,000       31,025,700
         8.00%, 6/01/04                          10,000       10,480,900
                                                            -------------
                                                             142,078,924

       TRANSPORTATION-4.9%
AA+    Continental Airlines
         Series 1997-1
         7.461%, 4/01/15                         33,000       34,830,510
BBB-   United Airlines
         9.56%, 10/19/18                         19,591       24,574,950
                                                            -------------
                                                              59,405,460

       Total Corporate Debt Obligations
         (cost $822,773,600)                                 833,324,213

       YANKEES-12.8%
Baa3   Empresa Electrica Del Norte, SA
         7.75%, 3/15/06 (a)(c)                   22,000       19,778,000
Caa2   Grupo Mexicano de Desarrollo, SA
         8.25%, 2/17/01 (a)(c)                   29,200        8,176,000


4



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS                                          (000)           VALUE
-------------------------------------------------------------------------
BBB-   MC Cuernavaca Trust
         9.25%, 7/25/01 (a)                     $37,118     $ 35,632,582
Baa3   Reliance Industries, Ltd.
         9.375%, 6/24/26 (a)(c)                  35,000       34,444,200
BBB-   Telefonica de Argentina, SA
         11.875%, 11/01/04                       35,000       40,810,000
BB     Total Access Communication
         8.375%, 11/04/06 (a)                    33,500       15,242,500
       Total Yankees (cost $189,927,362)                     154,083,282

       U.S. GOVERNMENT OBLIGATIONS-8.3%
AAA    U.S. Treasury Bond
         6.125%, 11/15/27                        20,000       20,553,200
AAA    U.S. Treasury Note
         6.125%, 8/15/07                         35,000       35,984,410
AAA    U.S. Treasury Strip
         Zero coupon, 5/15/09                    85,000       43,648,350
       Total U.S. Government Obligations
         (cost $99,862,392)                                  100,185,960

       SOVEREIGN DEBT OBLIGATIONS-8.0%
       BRAZIL-4.0%
BB-    Republic of Brazil
         10.125%, 5/15/27                        52,000       48,789,000


                                              PRINCIPAL
STANDARD                                         AMOUNT
& POOR'S                                           (000)
RATINGS                                       OR SHARES            VALUE
-------------------------------------------------------------------------
       RUSSIA-4.0%
Ba2    Russian IAN
         6.718%, 12/02/15 (a)(b)                $20,000   $   14,200,000
Ba2    Russian Principal Loans
         6.718%, 12/15/20 (a)(b)                 55,000       34,168,750
                                                          ---------------
                                                              48,368,750

       Total Sovereign Debt Obligations
         (cost $100,665,623)                                  97,157,750

       PREFERRED STOCK-5.2%
B1     Chevy Chase Capital Corp.
         Series A
         10.375%, (c)                               339       17,607,200
A2     NB Capital Corp.
         8.35%, (a)(c)                               43       45,083,350
       Total Preferred Stock
         (cost $60,332,934)                                   62,690,550

       COMMERCIAL PAPER-1.5%
A1+    GE Capital Corp.
         5.65%, 1/02/98 (c)
         (cost $18,597,081)                     $18,600       18,597,081

       TOTAL INVESTMENTS-104.7%
         (cost $1,292,158,992)                             1,266,038,836
       Other assets less liabilities-(4.7%)                  (57,261,643)

       NET ASSETS-100%                                    $1,208,777,193


(a) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 1997, these securities amounted to $475,290,776 or 39.3% of net assets.

(b)  Duff & Phelps rating.

(c)  Moody's rating.

(d)  Illiquid security, valued at fair value (see Note A).

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

     Glossary:
     IAN - Interest Arrears Note

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997 (UNAUDITED)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,292,158,992)     $1,266,038,836
  Cash                                                                 825,148
  Receivable for investment securities sold                         28,424,375
  Interest receivable                                               18,242,637
  Receivable for capital stock sold                                  3,275,644
  Dividends receivable                                                 439,120
  Prepaid expenses                                                      68,573
  Total assets                                                   1,317,314,333

LIABILITIES
  Payable for investment securities purchased                      103,008,094
  Dividends payable                                                  2,875,287
  Payable for capital stock redeemed                                   808,062
  Distribution fee payable                                             748,097
  Advisory fee payable                                                 554,941
  Accrued expenses                                                     542,659
  Total liabilities                                                108,537,140

NET ASSETS                                                      $1,208,777,193

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $       84,106
  Additional paid-in capital                                     1,241,957,247
  Distributions in excess of net investment income                  (4,613,706)
  Accumulated net realized loss on investment transactions          (2,530,298)
  Net unrealized depreciation of investments                       (26,120,156)
                                                                $1,208,777,193

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($437,558,575/
    30,445,406 shares of capital stock issued and outstanding)          $14.37
  Sales charge--4.25% of public offering price                             .64
  Maximum offering price                                                $15.01

  CLASS B SHARES
  Net asset value and offering price per share ($573,675,483/
    39,917,314 shares of capital stock issued and outstanding)          $14.37

  CLASS C SHARES
  Net asset value and offering price per share ($197,543,135/
    13,743,264 shares of capital stock issued and outstanding)          $14.37


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                          $47,054,817
  Dividends                                           1,007,932
                                                                  $ 48,062,749

EXPENSES
  Advisory fee                                        3,140,223
  Distribution fee - Class A                            613,400
  Distribution fee - Class B                          2,669,378
  Distribution fee - Class C                            936,264
  Transfer agency                                       724,047
  Custodian                                             121,866
  Printing                                              103,973
  Administrative                                         65,397
  Registration                                           51,698
  Audit and legal                                        43,351
  Taxes                                                  18,357
  Directors' fees                                         8,213
  Miscellaneous                                          16,631
  Total expenses                                                     8,512,798
  Net investment income                                             39,549,951

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      33,359,478
  Net change in unrealized depreciation of investments             (16,206,729)
  Net gain on investments                                           17,152,749

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 56,702,700


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                                              SIX MONTHS ENDED
                                                DEC. 31, 1997      YEAR ENDED
                                                  (UNAUDITED)    JUNE 30, 1997
                                               ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                        $   39,549,951   $   67,267,838
  Net realized gain on investment transactions     33,359,478       45,535,746
  Net change in unrealized depreciation
    of investments                                (16,206,729)      12,490,228
  Net increase in net assets from operations       56,702,700      125,293,812

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (17,241,139)     (28,663,265)
    Class B                                       (20,726,710)     (33,588,524)
    Class C                                        (7,273,658)      (9,618,790)

CAPITAL STOCK TRANSACTIONS
  Net increase                                    171,382,072      273,894,910
  Total increase                                  182,843,265      327,318,143

NET ASSETS
  Beginning of year                             1,025,933,928      698,615,785
  End of period (including undistributed net
    investment income of $1,077,850 for the
    year ended June 30, 1997)                  $1,208,777,193   $1,025,933,928


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997 (UNAUDITED)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of two portfolios: the Corporate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares: Class A, Class B and Class C shares. Class A shares are currently sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. Government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such services are believed to reflect the fair value of such securities.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discount as an adjustment to interest income.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.


9



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Advisory Agreement, the Portfolio pays Alliance Capital Management L.P., (the "Adviser"), an advisory fee at a annual rate of .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $65,397 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 1997.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $340,389 for the six months ended December 31, 1997.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $94,866 from the sale of Class A shares, and $6,626, $232,109 and $42,017 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C, respectively, for the six months ended December 31, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the Portfolio's average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $10,989,097 and $2,419,628, for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $1,329,875,990 and $1,110,097,012, respectively, for the six months ended December 31, 1997. There were purchases of $393,829,173 and sales of $361,228,878 of U.S. government and government agency obligations for the six months ended December 31, 1997. At December 31, 1997, the cost of securities for federal income tax purposes was $1,293,180,255. Accordingly, gross unrealized appreciation of investments was $46,476,131 and gross unrealized depreciation of investments was $73,617,550, resulting in net unrealized depreciation of $27,141,419. At June 30, 1997, the Portfolio had a capital loss carryforward for federal income tax purposes of $33,098,883 of which $14,295,126 expires in the year 1998; $258,361 expires in the year 2000; $15,028,057 expires in the year 2003 and $3,517,339 expires in the year 2004.


10



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

1. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price.

For the six months ended December 31, 1997, the Fund did not engage in any options transactions.

NOTE E: CAPITAL STOCK
There are 350,000,000 shares of $.001 par value capital stock authorized for the Portfolio, of which 250,000,000 shares are designated as Class A and 50,000,000 are designated each for Class B and Class C shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     DEC. 31, 1997    JUNE 30,    DEC. 31, 1997     JUNE 30,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                    -------------  ------------  --------------  --------------
CLASS A
Shares sold            5,562,120     7,284,369    $ 80,297,795    $100,560,914
Shares issued in
  reinvestment of
  dividends              655,726     1,088,659       9,497,312      15,092,550
Shares converted
  from Class B           723,048       882,859      10,444,289      12,218,491
Shares redeemed       (2,628,919)   (3,997,163)    (37,984,184)    (55,154,472)
Net increase           4,311,975     5,258,724    $ 62,255,212    $ 72,717,483

CLASS B
Shares sold            8,745,218    13,809,148    $126,316,082    $190,717,837
Shares issued in
  reinvestment of
  dividends              734,822     1,108,727      10,642,102      15,370,487
Shares converted
  to Class A            (723,048)     (882,859)    (10,444,289)    (12,218,491)
Shares redeemed       (2,688,251)   (5,635,584)    (38,897,407)    (77,903,904)
Net increase           6,068,741     8,399,432    $ 87,616,488    $115,965,929


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     DEC. 31, 1997    JUNE 30,    DEC. 31, 1997     JUNE 30,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                    -------------  ------------  --------------  --------------
CLASS C
Shares sold            6,468,264     9,879,749    $ 93,431,172    $137,855,734
Shares issued in
  reinvestment of
  dividends              360,316       356,660       5,226,216       4,970,992
Shares redeemed       (5,400,775)   (4,174,633)    (77,147,016)    (57,615,228)

Net increase           1,427,805     6,061,776    $ 21,510,372    $ 85,211,498


12



FINANCIAL HIGHLIGHTS
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS A
                                            -----------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                            DECEMBER 31,                         YEAR ENDED JUNE 30,
                                                 1997     ---------------------------------------------------------------
                                             (UNAUDITED)         1997         1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.19        $13.29        $12.92       $12.51       $14.15       $12.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .54(a)       1.15(a)       1.26         1.19         1.11         1.25
Net realized and unrealized gain (loss)
  on investment transactions                     .25           .97           .27          .36        (1.36)        2.13
Net increase (decrease) in net asset
  value from operations                          .79          2.12          1.53         1.55         (.25)        3.38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.61)        (1.22)        (1.16)       (1.14)       (1.11)       (1.24)
Dividends in excess of net investment income      -0-           -0-           -0-          -0-        (.03)          -0-
Distributions from net realized gains             -0-           -0-           -0-          -0-        (.25)          -0-
Total dividends and distributions               (.61)        (1.22)        (1.16)       (1.14)       (1.39)       (1.24)
Net asset value, end of period                $14.37        $14.19        $13.29       $12.92       $12.51       $14.15

TOTAL RETURN
Total investment return based on net
  asset value (b)                               5.62%        16.59%        12.14%       13.26%       (2.58)%      29.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $437,559      $370,845      $277,369     $230,750     $219,182     $216,171
Ratio of expenses to average net assets         1.06%(c)      1.12%         1.20%        1.24%        1.30%        1.39%
Ratio of net investment income to
  average net assets                            7.45%(c)      8.34%         9.46%        9.70%        7.76%        9.29%
Portfolio turnover rate                          131%          307%          389%         387%         372%         579%


See footnote summary on page 15.


13



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS B
                                            -------------------------------------------------------------------------------
                                              SIX MONTHS                                                        JANUARY 8,
                                                 ENDED                                                           1993(D)
                                             DECEMBER 31,                 YEAR ENDED JUNE 30,                       TO
                                                 1997     --------------------------------------------------     JUNE 30,
                                             (UNAUDITED)      1997      ,   1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period          $14.19        $13.29        $12.92       $12.50       $14.15       $12.47

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .49(a)       1.05(a)       1.15         1.11         1.02          .49
Net realized and unrealized gain (loss)
  on investment transactions                     .25           .98           .29          .36        (1.37)        1.69
Net increase (decrease) in net asset
  value from operations                          .74          2.03          1.44         1.47         (.35)        2.18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.56)        (1.13)        (1.07)       (1.05)       (1.04)        (.50)
Dividends in excess of net investment income      -0-           -0-           -0-          -0-        (.01)          -0-
Distribution from net realized gains              -0-           -0-           -0-          -0-        (.25)          -0-
Total dividends and distributions               (.56)        (1.13)        (1.07)       (1.05)       (1.30)        (.50)
Net asset value, end of period                $14.37        $14.19        $13.29       $12.92       $12.50       $14.15

TOTAL RETURN
Total investment return based on net
  asset value (b)                               5.28%        15.80%        11.38%       12.54%       (3.27)%      17.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $573,675      $480,326      $338,152     $241,393     $184,129      $55,508
Ratio of expenses to average net assets         1.76%(c)      1.82%         1.90%        1.99%        2.00%        2.10%(c)
Ratio of net investment income to
  average net assets                            6.73%(c)      7.62%         8.75%        9.07%        7.03%        7.18%(c)
Portfolio turnover rate                          131%          307%          389%         387%         372%         579%


See footnote summary on page 15.


14



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS C
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                                                          MAY 3,
                                                ENDED                                                           1993(D)
                                             DECEMBER 31,                 YEAR ENDED JUNE 30,                      TO
                                                 1997     --------------------------------------------------    JUNE 30,
                                             (UNAUDITED)      1997         1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $14.19        $13.29       $12.93       $12.50       $14.15       $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .50(a)       1.04(a)      1.14         1.10         1.02          .16
Net realized and unrealized gain (loss)
  on investment transactions                     .24           .99          .29          .38        (1.37)         .53
Net increase (decrease) in net asset
  value from operations                          .74          2.03         1.43         1.48         (.35)         .69

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.56)        (1.13)       (1.07)       (1.05)       (1.05)        (.17)
Distribution from net realized gains              -0-           -0-          -0-          -0-        (.25)          -0-
Total dividends and distributions               (.56)        (1.13)       (1.07)       (1.05)       (1.30)        (.17)
Net asset value, end of period                $14.37        $14.19       $13.29       $12.93       $12.50       $14.15

TOTAL RETURN
Total investment return based on net
  asset value (b)                               5.28%        15.80%       11.30%       12.62%       (3.27)%       5.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $197,543      $174,762      $83,095      $51,028      $50,860       $5,115
Ratio of expenses to average net assets         1.76%(c)      1.82%        1.90%        1.84%        1.99%        2.05%(c)
Ratio of net investment income to
  average net assets                            6.78%(c)      7.61%        8.74%        8.95%        6.98%        5.51%(c)
Portfolio turnover rate                          131%          307%         389%         387%         372%         579%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.


15



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


16



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


17



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

CBPSR